SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

LESCO, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-13147 (Commission File Number)	34-0904517 (IRS Employer Identification No.)

15885 Sprague Road Strongsville, Ohio (Address of principal executive offices)	44136 (Zip Code)

Registrant’s telephone number, including area code: (440) 783-9250

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The exhibits listed below accompany this report.

99.1	Press Release dated August 3, 2004 announcing relocation decision.
99.2	Press Release dated August 3, 2004 announcing second quarter results.

ITEM 9. Regulation FD Disclosure.

     On August 3, 2004, the Company issued a press release announcing that it has reached agreements to relocate its corporate headquarters from Strongsville, Ohio to downtown Cleveland. A copy of that press release is attached as Exhibit 99.1.

ITEM 12. Results of Operations and Financial Condition.

     On August 3, 2004, the Company issued a press release announcing its second quarter operating results. A copy of that press release is attached as Exhibit 99.2.

     The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESCO, INC.
By:/s/ Jeffrey L. Rutherford

Jeffrey L. Rutherford Senior Vice President, Chief Financial Officer, Treasurer and Secretary
DATED: August 5, 2004